SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004

                          WEBSTER CITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                          0-26577                  42-1491186
-----------------------------     -------------------         ------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)




820 Des Moines Street, Webster City, Iowa                             50595-0638
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (515) 832-3071


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

                  Exhibit No.            Description
                  -----------            -----------

                     99                  Press release dated March 19, 2004

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On March 19, 2004, Webster City Federal Bancorp (the "Company") announced annual earnings of the Company for the year ended December 31, 2003. A copy of the press release dated March 19, 2004, announcing the earnings for the year ended December 31, 2003, is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           WEBSTER CITY FEDERAL BANCORP


DATE:  March 19 , 2004               By:   /s/ Phyllis A. Murphy
                                           -------------------------------------
                                           Phyllis A. Murphy
                                           President and Chief Executive Officer